Exhibit 99.1

Hewlett-Packard Company 3000 Hanover Street Palo Alto, CA 94304 hp.com

Editorial contacts

Sarah Pompei

+1 650 518 9896

sarah.pompei@hp.com

www.hpannouncement.com

www.hp.com/go/newsroom

News Release

HP To Separate Into Two New Industry-Leading Public Companies

Hewlett-Packard Enterprise will define the next generation of technology infrastructure, software and services for the New Style of IT

HP Inc. will be the leading personal systems and printing company delivering innovations that will empower people to create, interact and inspire like never before

Strategic step provides each new company with the focus, financial resources and flexibility to adapt quickly to market and customer dynamics while generating long-term value for shareholders

Highlights:

•                  Hewlett-Packard Enterprise will build upon HP’s leading position in servers, storage, networking, converged systems, services and software as well as its OpenStack Helion cloud platform

•                  Meg Whitman to be President and Chief Executive Officer of Hewlett-Packard Enterprise; Pat Russo to be Chairman of Hewlett-Packard Enterprise Board

•                  HP Inc. will be the leading personal systems and printing company with a strong roadmap into the most exciting new technologies like 3D printing and new computing experiences

•                  Dion Weisler to be President and Chief Executive Officer of HP Inc.; Meg Whitman to be Chairman of the HP Inc. Board

•                  Company reiterates fiscal 2014 non-GAAP diluted net earnings per share (EPS) outlook of $3.70 to $3.74 and updates GAAP diluted net EPS outlook to $2.60 to $2.64

•                  Company issues fiscal 2015 non-GAAP diluted net EPS outlook of $3.83 to $4.03 and GAAP diluted net EPS outlook of $3.23 to $3.43

Palo Alto, Calif., October 6, 2014 — HP (NYSE: HPQ) today announced plans to separate into two new publicly traded Fortune 50 companies: one comprising HP’s market-leading enterprise technology infrastructure, software and services businesses, which will do business as Hewlett-Packard Enterprise, and one that will comprise HP’s market-leading personal systems and printing businesses, which will do business as HP Inc. and retain the current logo.  Immediately following the transaction, which is expected to be completed by the end of fiscal 2015, HP shareholders will own shares of both Hewlett-Packard Enterprise and HP Inc.  The transaction is intended to be tax-free to HP’s shareholders for federal income tax purposes.

Today’s announcement comes as HP approaches the fourth year of its five-year turnaround plan.  Over this time, the company has executed successfully against its turnaround objectives, keeping customers and partners at the forefront.  HP has reignited its innovation pipeline, strengthened its go-to-market capabilities, rebuilt its balance sheet, and inspired its workforce and management teams.  The company is now positioned to accelerate performance, drive sustained growth and demonstrate clear industry leadership in key areas.

“Our work during the past three years has significantly strengthened our core businesses to the point where we can more aggressively go after the opportunities created by a rapidly changing market,” said Meg Whitman, Chairman, President and Chief Executive Officer of HP.  “The decision to separate into two market-leading companies underscores our commitment to the turnaround plan.  It will provide each new company with the independence, focus, financial resources, and flexibility they need to adapt quickly to market and customer dynamics, while generating long-term value for shareholders.  In short, by transitioning now from one HP to two new companies, created out of our successful turnaround efforts, we will be in an even better position to compete in the market, support our customers and partners, and deliver maximum value to our shareholders.”

Both companies will be well capitalized and expect to have investment grade credit ratings and capital structures optimized to reflect their distinct growth opportunities and cash flow profiles.  The separation into independent publicly traded companies will provide each company with its own, more focused equity currency, and investors with the opportunity to invest in two companies with compelling and unique financial profiles well suited to their respective businesses.

Management Structure

Meg Whitman, President and Chief Executive Officer of HP, and Cathie Lesjak, Chief Financial Officer of HP, will hold these positions with Hewlett-Packard Enterprise.  When the separation is complete, Whitman will also serve on the Board of Directors of Hewlett-Packard Enterprise, and Pat Russo will move from Lead Independent Director of HP to Chairman of Hewlett-Packard Enterprise.  Dion Weisler, Executive Vice President of HP’s Printing and Personal Systems business, will lead HP Inc. as President and Chief Executive Officer.  Whitman will serve as non-executive Chairman of HP Inc.’s Board of Directors.

Hewlett-Packard Enterprise

Hewlett-Packard Enterprise will have a unique portfolio and strong multi-year innovation roadmap across technology infrastructure, software and services to allow customers to take full advantage of the opportunities presented by cloud, big data, security and mobility in the New Style of IT.  By leveraging its HP Financial Services capability, the company will be well positioned to create unique technology deployment models for customers and partners based on their specific business needs.  Additionally, the company intends for HP Financial Services to continue to provide financing and business model innovation for customers and partners of HP Inc.

Customers will have the same unmatched choice of how to deploy and consume technology, and with a simpler, more nimble partner.  The separation will provide additional resources, and a reduction of debt at the operating company level, to support investments across key areas of the portfolio.  The separation will also allow for greater flexibility in completing the turnaround of Enterprise Services and strengthening the company’s go-to-market capabilities.

“Over the past three years, we have reignited our innovation engine with breakthrough offerings for the enterprise like Apollo, Gen 9 and Moonshot servers, our 3PAR storage platform, our HP OneView management platform, our HP Helion Cloud and a host of software and services offerings in security, analytics and application transformation,” continued Whitman.  “Hewlett-Packard Enterprise will accelerate innovation across key next-generation areas of the portfolio.”

HP Inc.

HP Inc. will be a proven leader in the personal systems and printing markets with exciting new technologies on the horizon.  The new company’s strong profitability and free cash flow will enable investments in growth markets such as 3-D printing and new computing experiences.  At the same time, HP Inc. will continue to execute against a well-defined and established strategic plan, ensuring continuity for customers and consistent value to shareholders.

“Since assuming responsibility for the Printing and Personal Systems Group, Dion and his leadership team have done an excellent job of building our relationships with customers and channel partners, segmenting the market and driving product innovation,” added Whitman.  “The creation of HP Inc. will only accelerate the progress the team has made.”

“This is a defining moment in our industry as customers are looking for innovation to enable workforces that are more mobile, connected and productive while at the same time allowing a seamless experience across work and play,” said Weisler.  “As the market leader in printing and personal systems, an independent HP Inc. will be extremely well positioned to deliver that innovation across our traditional markets as well as extend our leadership into new markets like 3-D printing and new computing experiences — inventing technology that empowers people to create, interact and inspire like never before.”

Transaction Details

The separation transaction is intended to be tax-free to HP shareholders for federal income tax purposes.  The transaction is currently targeted to be completed by the end of fiscal 2015, subject to certain conditions, including, among others, obtaining final approval from the HP Board of Directors, receipt of a favorable opinion and/or rulings with respect to the tax-free nature of the transaction for federal income tax purposes and the effectiveness of a Form 10 filing with the Securities and Exchange Commission.

Goldman Sachs & Co. is serving as financial advisor and Wachtell, Lipton, Rosen and Katz is serving as legal advisor to HP.

For more information, please see here.

Financial Outlook

For fiscal 2014, HP reaffirms its non-GAAP diluted net EPS outlook range of $3.70 to $3.74, and updates its fiscal 2014 GAAP diluted net EPS outlook to be in the range of $2.60 to $2.64.

For fiscal 2015, HP estimates non-GAAP diluted net EPS outlook to be in the range of $3.83 to $4.03 and GAAP diluted net EPS outlook to be in the range of $3.23 to $3.43.

HP’s outlook does not include one-time GAAP charges the company is expected to incur in connection with the separation, including advisory and tax costs which will be quantified at a later date.

Investment Community Conference Call

For webcast details, go to www.hp.com/investor/2014OctAnnouncement/.

HP Securities Analyst Meeting 2014

HP also announced today that, as a result of the announcement of this separation, its October 8, 2014 Securities Analyst Meeting has been postponed.

About HP

HP creates new possibilities for technology to have a meaningful impact on people, businesses, governments and society.  With the broadest technology portfolio spanning printing, personal systems, software, services and IT infrastructure, HP delivers solutions for customers’ most complex challenges in every region of the world.  More information about HP is available at http://www.hp.com.

Use of non-GAAP financial information

To supplement HP’s historical and forecasted financial results presented on a GAAP basis, HP provides non-GAAP diluted net earnings per share. Non-GAAP diluted net earnings per share is defined to exclude the effects of any restructuring charges, charges relating to the amortization of intangible assets and certain other acquisition-related charges recorded or expected to be recorded during the relevant period. In addition, non-GAAP diluted net earnings per share are adjusted by the amount of additional taxes or tax benefit associated with each non-GAAP item. Fiscal 2014 non-GAAP diluted net EPS estimates exclude after-tax costs of approximately $1.10 per share, related primarily to restructuring charges and amortization of intangible assets.  Fiscal 2015 non-GAAP diluted net EPS estimates exclude after-tax costs of approximately $0.60 per share, related primarily to amortization of intangible assets and restructuring charges.

HP’s management uses non-GAAP financial measures, including HP’s non-GAAP diluted net earnings per share, to evaluate and forecast HP’s performance before gains, losses or other charges that are considered by HP’s management to be outside of HP’s core business segment operating results. These non-GAAP financial measures may have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of HP’s results as reported under GAAP. For example, items such as the amortization of intangible assets, though not directly affecting HP’s cash position, represent the loss in value of intangible assets over time. The expense associated with this loss in value is not included in HP’s non-GAAP diluted net earnings per share and therefore does not reflect the full economic effect of the loss in value of those intangible assets. In addition, items such as restructuring charges that are excluded from HP’s non-GAAP diluted net earnings per share can have a material impact on HP’s GAAP diluted net earnings per share.  Other companies may calculate non-GAAP diluted net earnings per share differently than HP does, which limits the usefulness of that measure for comparative purposes.

Compensation for limitations associated with use of non-GAAP financial measures

HP compensates for the limitations on its use of non-GAAP financial measures by relying primarily on its GAAP results and using non-GAAP financial measures only supplementally. HP also provides robust and detailed reconciliations of each non-GAAP financial measure to its most directly comparable GAAP measure within this news release and in other written materials available at www.hp.com/investor/2014OctAnnouncement/ that include these non-GAAP financial measures, and HP encourages investors to review carefully those reconciliations.

Usefulness of non-GAAP financial measures to investors

HP believes that providing non-GAAP financial measures to investors in addition to the related GAAP financial measures provides investors with greater transparency to the information used by HP’s management in its financial and operational decision making and allows investors to see HP’s results “through the eyes” of management. HP further believes that providing this information better enables HP’s investors to understand HP’s operating performance and to evaluate the efficacy of the methodology and information used by HP’s management to evaluate and measure such performance. Disclosure of non-GAAP financial measures also facilitates comparisons of HP’s operating performance with the performance of other companies in HP’s industry that supplement their GAAP results with non-GAAP financial measures that may be calculated in a similar manner.

Forward-looking statements

This news release contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HP may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any statements of the plans, strategies and objectives of HP for future operations, including the separation transaction; the future performance of Hewlett-Packard Enterprise and HP Inc. if the separation is completed; the execution of restructuring plans and any resulting cost savings or revenue or profitability improvements; any projections of revenue, margins, expenses, HP’s effective tax rate, net earnings, net earnings per share, cash flows, benefit plan funding, share repurchases, currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring charges; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the need to address the many challenges facing HP’s businesses; the competitive pressures faced by HP’s businesses; risks associated with executing HP’s strategy, including the planned separation transaction; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of HP’s products and services effectively; the protection of HP’s intellectual property assets, including intellectual property licensed from third parties; risks associated with HP’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and its suppliers, customers and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the execution, timing and results of the separation transaction or restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of HP’s business) and the anticipated benefits of implementing the separation transaction and restructuring plans; the resolution of pending investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2013, and HP’s other filings with the Securities and Exchange Commission, including HP’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2014. As in prior periods, the financial information set forth in this release, including tax-related items, reflects estimates based on information available at this time. While HP believes these estimates to be reasonable, these amounts could differ materially from actual reported amounts in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2014. HP assumes no obligation and does not intend to update these forward-looking statements.